                                                                   EXHIBIT 4(A)


                    Exhibit 4(a) - Specimen Share Certificate for the Common Shares, without par value

                                 [Logo of woman,
          NUMBER                  man and globe]                  SHARES


   THIS CERTIFICATE IS                                      CUSIP 487584 10 4
TRANSFERABLE IN NEW YORK

                           KEITHLEY INSTRUMENTS, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

THIS CERTIFES THAT


                                    SPECIMEN


IS THE OWNER OF

               FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF

Keithley Instruments, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the said Corporation has cause this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.


Dated:

                                [Company Seal]

/s/ James B. Griswold                                    /s/ Joseph P. Keithley
---------------------                                    ----------------------
      SECRETARY                                          CHAIRMAN OF THE BOARD


                                        Countersigned and registered:
                                        First Chicago Trust Company of New York
                                        Transfer Agent and Registrar,

                                        By:

                                                           Authorized Signature

                           REVERSE SIDE OF CERTIFICATE


         KEITHLEY INSTRUMENTS, INC. WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, WITHIN FIVE DAYS AFTER RECEIPT OF SUCH REQUEST, A STATEMENT OF THE EXPRESS TERMS OF EACH CLASS OF SHARES WHICH KEITHLEY INSTRUMENTS, INC. IS AUTHORIZED TO ISSUE. ANY SUCH REQUEST IS TO BE IN WRITING AND ADDRESSED TO THE PRESIDENT OF KEITHLEY INSTRUMENTS, INC., 28775 AURORA ROAD, SOLON, OHIO 44139.



         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common
TEN ENT    as tenants by the entireties
JT TEN     as joint tenants with right of
           survivorship and not as tenants
           in common


                               UNIF GIFT MIN ACT--       Custodian
                                                  -------         --------
                                                  (Cust)           (Minor)
                                                   under Uniform Gift to
                                                   Minors Act
                                                              ------------
                                                                 (State)

                    Additional abbreviations may also be used
                         though not in the above list.


For Value Received,              hereby sell, assign and transfer unto
                   ------------

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF
           ASSIGNEE

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________ ATTORNEY, TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN- NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated:                  , 19
      -----------------     -----

                                                ------------------------------
                                                NOTICE: THE SIGNATURE TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN
                                                EVERY PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT, OR
                                                ANY CHANGE WHATEVER.